MERRILL LYNCH
WORLD INCOME
FUND, INC.








FUND LOGO








Quarterly Report

March 31, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH WORLD INCOME FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER



In the March quarter, Merrill Lynch World Income Fund's managers decided on a significant shift in emphasis. In the current environment, non-dollar denominated investment-grade issues generally seem unattractive. Yields have converged with US Treasury securities and a strong dollar has negatively impacted principal. Therefore, we have exited government markets in Australia, Denmark, Germany, Italy, Spain, Sweden, and the United Kingdom. Greater emphasis has been given to the below investment-grade emerging markets. These markets have grown rapidly in both size and scope over the past few years and offer many attractive opportunities. At quarter-end the allocation of assets addressed four broad areas of investment exposure: the US corporate high-yield market, 42% of assets; emerging markets, 30%; US Governments, 20%; and convertible securities, 8%. Within these broad areas, the Fund's managers have selected the most attractive issues. Actual investment commitments are below the allocation in all areas primarily because of concern about the direction of interest rates, a factor that can negatively affect all dollar-denominated financial assets.

The US economy shows no signs of slowing from the 3.8% pace posted for fourth quarter 1996. With consumer confidence remaining high, job and income growth accelerating and spending on durables strengthening, first quarter gross domestic product (GDP) rose 5.6%, thus continuing the above-trend growth pace in place for over a year. As a result, the Federal Reserve Board raised the Federal Funds rate 25 basis points (0.25%) on March 25, 1997 citing "persistent strength in demand" which is "progressively increasing the risk of inflationary imbalances." By diminishing the significance of actual inflation, investors' focus should shift more toward economic activity data as the guidepost for evaluating future potential interest rate increases.

The Canadian economy continued to be robust with fourth quarter GDP at +2.9% and domestic demand posting a +7.5% annual rate. Net exports depressed fourth quarter activity because of the General Motors Corp. strike, which should allow for first quarter GDP to post well-above trend growth. Recent data releases suggested an incipient upturn in the Australian economy, causing the Reserve Bank of Australia to state its intentions of "assessing previous rate cuts" before taking further action. Meanwhile, inflation news should remain excellent with the possibility of a less than 1% rate in the first quarter.

In Europe, the combination of recent signs of a revival in economic activity, mainly in Germany, along with weaker currencies, dampened the prospects of further interest rate cuts in the near term. Unemployment hit record levels in Germany in January, but large distortions caused by weather and changes in recording unemployment levels make analysis of the underlying trend difficult to discern over the next few months. On the other hand, the manufacturing sector appears to have started the year on a firm note, which along with the recent pickup in inflation should keep the Bundesbank on hold over the near term.

UK economic activity was soft going into year-end 1996, which should keep inflation well-contained for most of the first half of 1997. Therefore, the Bank of England held monetary policy unchanged, and perhaps will continue to do so until after the May elections. The Italian economy finished 1996 on a weak note and will likely stay so through the first half of 1997, since continued investor confidence is low and the manufacturing sector is weak. Inflation should continue to drift lower during the first half.

During the quarter ended March 31, 1997, ten-year yields rose sharply in the United States and Australia while falling in all the major European markets, while the US dollar soared over 10% relative to the Deutschemark. US yields declined into mid-February as fourth-quarter inflation data were excellent, reaching a low of 6.25%, then began to rise following Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony, followed by a sharp rise to 6.9% from mid-March following the report of surging retail sales and the Federal Funds rate increase. Australian yields rose more than US yields as the yield curve adjusted to the possibility that the central bank may not ease monetary policy further in the current cycle. Yields in core Europe were largely unchanged as yields dropped in response to Germany's weak employment situation and reduced odds of a UK interest rate increase early in the March quarter, then rose on the back of the US increase. The US dollar soared against European currencies as the relative growth differential widened in the fourth quarter, fueling expectations that the short-term interest rate differential between the United States and Germany was set to widen further.

In our view, the outlook for US bonds is currently poor since the Federal Reserve Board increased interest rates. In addition, there is a strong likelihood that economic growth will remain above trend in the first quarter. European bonds are not well insulated from any US weakness given current rich valuations set against a background of a likely clear rebound in German economic growth, and continued concerns regarding European Monetary Union (EMU), which may continue up to the June European Union summit. In our opinion, the US dollar should remain well supported against European currencies over the next few months as the relative growth gap favoring the United States is likely to be maintained. The potential for German economic activity to rebound smartly presents a mixed picture for the US dollar, as higher interest rate expectations are juxtaposed against reduced EMU tensions.

Emerging Markets
The main factors that contributed to the powerful rally in emerging markets debt valuations in 1996 remained in place during the early part of 1997. The generally favorable interest rate outlook in the United States along with positive global liquidity conditions, improving credit fundamentals in the principal emerging market economies, and cross-over investor quest for yield, all helped propel prices of emerging market debt higher. This trend was abruptly halted toward the end of February as Federal Reserve Board Chairman Alan Greenspan's ominous warnings about US economic indicators led investors to question whether the benign US interest rate environment would continue.

The unmanaged JP Morgan Emerging Market Composite Index fell approximately 6% from its peak in late February to the first week of April. Emerging debt markets staged only a modest recovery in subsequent weeks. Investor attention is now focused on US economic fundamentals and the Federal Reserve Board monetary policy which should continue to have a significant impact on emerging market debt valuations for the foreseeable future.

Despite this recent setback, the credit fundamentals in the major emerging economies are sound and improving. Sovereign ratings upgrades already have occurred in Argentina and Brazil. In late April, Standard & Poor's Corp. (S&P) also upgraded the ratings of several Argentine banks and corporate issues above the Argentine sovereign rating; most were upgraded to investment grade. This was surprising as most investors believed in a "sovereign ceiling" for non-government debt. Currently, S&P appears to have limited this action to countries which have "dollarized" their economies. However, it opens the possibility of similar action for companies in "non-dollarized" economies which have significant dollar earnings or overseas assets. In addition to the positive investment tone this sets for emerging markets debt, investment-grade ratings imply a much larger investor base.

Mexico
Mexico's economic fundamentals continue to show signs of improvement in 1997. Economic growth is expanding and includes more sectors of the economy. The downward trend in inflation should continue in 1997 with a corresponding drop in local interest rates. The main risks continue to be political and social, as Mexico faces contentious elections in July and the need to improve the economic well being of a population which has become more impoverished since the devaluation of the peso.

Mexico, along with most other emerging countries, may also have to deal with the prospect of higher international interest rates and reduced global liquidity. This will make the structural reforms instituted over the past few years all the more important. These include a vastly reduced amount of short-term external debt and much lower current account deficit which have dramatically reduced Mexico's dependence on external savings. In fact, Mexico has already met all of its public debt amortization needs for 1997.

Argentina
Argentina's economy continued to recover smartly from its "tequila effect" recession. (The devaluation of the Mexican peso negatively affected the other Latin American economies.) Gross domestic product is expected to grow in excess of 5% in 1997, which should help the government's finances and alleviate a major source of investor concern. Argentina also made significant progress in restructuring its foreign debt. There were concerns surrounding the approximately $12 billion of public debt amortization in 1997. Argentina's rapidly improving economic fundamentals along with a favorable global investment climate enabled the country to successfully place approximately $6 billion of debt in international capital markets since the final months of 1996. Investors will now be mainly focused on the progress surrounding labor and state reforms while keeping an eye on October 1997 elections.

Brazil
Brazil continued to benefit from the real plan, as inflation remains under control. This program conquered hyperinflation and brought the level of price increases down to 10% in 1996 and a projected 8% in 1997. The downside to this program was the effect on the currency, which has appreciated. Estimates vary on the amount of the overvaluation, but the result can be seen in a deteriorating trade balance. Brazil must also make progress on its chronic fiscal deficit and attack significant structural imbalances in its economy. Investors are hopeful as President Cardoso--who instituted the real plan as finance minister in the previous administration--is expected to succeed in his bid to change the constitution, which would enable him to run for another term. This measure already passed the lower house of congress and is expected to become law during the second quarter. Progress was also made on the privatization program. Brazil successfully sold cellular phone licenses in early April. The sale of the state's massive CVRD mining operations is also expected to occur in the months ahead.

Ecuador
In Ecuador, the political risk which tends to be inherent in emerging nations was manifested in the ouster of its president in February. Ecuador's congress voted to impeach the highly unpopular President Bucaram on the dubious charge of mental incompetence. Bucaram was leading Ecuador down the difficult path of reforming the economy and instituting fiscal and monetary austerity measures. The congress took advantage of the ensuing public outcry to oust the president and install its choice, Fabian Alarcon. The current president, who is scheduled to remain in office until August 1998, has committed to carrying out a more limited, yet important, set of economic reforms.

Venezuela
Venezuela benefited from higher-than-expected oil prices which led to a significant fiscal and current account surplus in 1996. Although oil prices fell substantially since last year, they are still above projections used by the Venezuelan government in their fiscal projections for 1997. At the same time, the country appears to be making progress addressing structural and economic deficiencies. Large-scale privatizations are expected to eventually occur in the aluminum and steel industries which show help reduce the bloated state influence on the economy. Further progress is necessary in areas such as state subsidies and labor reform in order to continue along the path of free market reform.

High-Yield Market
The high-yield market posted positive total returns in the first quarter of 1997 despite a very weak period for bond prices in March precipitated by a Federal Reserve Board interest rate increase. The unmanaged CS First Boston High Yield Index returned +1.47% compared to -2.3% for ten-year Treasury Notes.

The March quarter's positive returns masked a sharp deterioration in the internal dynamics of the high-yield market during the last two weeks of March. Demand faded with the Federal Reserve Board's interest rate increase. Prices softened and the resulting decline in mutual fund net asset values precipitated significant outflows from the high-yield funds, which tend to be used extensively by market-timing services. The $335 million mutual fund outflow in March was the first negative month seen in over a year.

In our December 31, 1996 shareholder's letter, we observed that the narrow yield spreads that developed between high-yield bonds and Treasury securities of similar maturity left high-yield bonds vulnerable to either a change in fundamentals or to investor sentiment. We also expressed uncertainty about the direction of interest rates. The rise in yields during the quarter ended March 31, 1997 gave us a measure of comfort; while yields may rise somewhat from current levels, the 7% area on ten-year Treasury securities appears to offer excellent value. However, we are still uncomfortable with the historically narrow yield spreads between high-yield bonds and Treasury securities. The yield spread represents the premium demanded by investors for the credit risk assumed in owning high-yield bonds. These spreads can be very wide in periods of weak economic activity or high perceived default risk. They are quite narrow currently because fundamentals were extraordinarily good for a while, and the economy is healthy.

The quality of new-issue supply was excellent, and default rates were historically low. High-yield bonds outperformed high-grade bonds by a wide margin over the past 15 months. Since the end of 1995, the yield spread between the Merrill Lynch High Yield Master Index and ten-year Treasury securities narrowed approximately 0.75%. These positive arguments for investing in high-yield bonds attracted large amounts of new funds to the market. New-issue supply was rationed to eager buyers. Not surprisingly, the quality of many recent new issues has deteriorated.

In an investment environment in which risk premiums are small, we believe it is appropriate to reduce the portfolio's exposure to credit risk. Consequently, the portfolio has been structured in a somewhat defensive manner. We are emphasizing shorter maturities and higher-quality BB-rated issues which, we believe, will be less sensitive to widening yield spreads.

During the three months ended March 31, 1997, we reduced the Fund's exposure to convertible securities to 6.1% of total net assets as of March 31, from 8.2% at year-end 1996. We became somewhat cautious on the stock market because of the deterioration of its internal condition. Therefore, as a precautionary move we took profits in many of our more equity-sensitive convertibles during the March quarter. Many of our remaining positions are more defensively postured with lessened equity sensitivity caused by higher conversion premiums.

In Conclusion
We thank you for your continued investment in Merrill Lynch World
Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Robert J. Parish)
Robert J. Parish
Vice President and Portfolio Manager







(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager



May 9, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distri-bution fee).

None of the past results shown should be considered a rep-resentation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares++
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*      % Change**
9/29/88--12/31/88          $9.35       $9.68              $0.001                $0.280           + 6.53%
1989                        9.68        9.13               0.002                 1.159           + 6.32
1990                        9.13        8.53                --                   1.463           + 9.46
1991                        8.53        9.30                --                   1.106           +21.99
1992                        9.30        8.85               0.019                 0.990           + 6.15
1993                        8.85        9.28               0.028                 0.750           +14.12
1994                        9.28        8.20                --                   0.711           - 4.05
1995                        8.20        8.69                --                   0.718           +15.35
1996                        8.69        8.94                --                   0.673           +11.09
1/1/97--3/31/97             8.94        8.66                --                   0.143           - 1.43
                                                          ------                ------
                                                    Total $0.050          Total $7.993

                                                         Cumulative total return as of 3/31/97: +126.44%**

++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*      % Change**
11/18/91--12/31/91         $9.26       $9.30                --                  $0.112           + 1.64%
1992                        9.30        8.85              $0.019                 0.919           + 5.34
1993                        8.85        9.28               0.028                 0.681           +13.27
1994                        9.28        8.19                --                   0.645           - 4.90
1995                        8.19        8.69                --                   0.653           +14.61
1996                        8.69        8.94                --                   0.606           +10.25
1/1/97--3/31/97             8.94        8.65                --                   0.128           - 1.72
                                                          ------                ------
                                                    Total $0.047          Total $3.744

                                                          Cumulative total return as of 3/31/97: +43.21%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94         $8.42       $8.19                --                  $0.129           - 1.20%
1995                        8.19        8.68                --                   0.645           +14.38
1996                        8.68        8.93                --                   0.601           +10.19
1/1/97--3/31/97             8.93        8.64                --                   0.126           - 1.74
                                                                                ------
                                                                          Total $1.501

                                                          Cumulative total return as of 3/31/97: +22.35%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94         $8.43       $8.20                --                  $0.139           - 1.09%
1995                        8.20        8.69                --                   0.697           +15.06
1996                        8.69        8.94                --                   0.652           +10.82
1/1/97--3/31/97             8.94        8.65                --                   0.138           - 1.60
                                                                                ------
                                                                          Total $1.626

                                                          Cumulative total return as of 3/31/97: +24.10%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 3/31/97                        + 8.01%         +3.69%
Five Years Ended 3/31/97                  + 7.33          +6.46
Inception (9/29/88) through 3/31/97       +10.09          +9.56

[FN]
++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +7.19%         +3.19%
Five Years Ended 3/31/97                   +6.49          +6.49
Inception (11/18/91) through 3/31/97       +6.92          +6.92

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +7.01%         +6.01%
Inception (10/21/94) through 3/31/97       +8.62          +8.62

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +7.62%         +3.32%
Inception (10/21/94) through 3/31/97       +9.25          +7.44

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent
Performance
Results
                                                                                     12 Month    3 Month
                                                  3/31/97   12/31/96    3/31/96      % Change    % Change
Class A Shares*                                    $8.66      $8.94      $8.64        +0.23%      -3.13%
Class B Shares*                                     8.65       8.94       8.63        +0.23       -3.24
Class C Shares*                                     8.64       8.93       8.63        +0.12       -3.25
Class D Shares*                                     8.65       8.94       8.64        +0.12       -3.24
Class A Shares--Total Return*                                                         +8.01(1)    -1.43(2)
Class B Shares--Total Return*                                                         +7.19(3)    -1.72(4)
Class C Shares--Total Return*                                                         +7.01(5)    -1.74(6)
Class D Shares--Total Return*                                                         +7.62(7)    -1.60(8)
Class A Shares--Standardized 30-day Yield           6.57%
Class B Shares--Standardized 30-day Yield           6.06%
Class C Shares--Standardized 30-day Yield           6.01%
Class D Shares--Standardized 30-day Yield           6.33%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.658 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.590 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.585 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.636 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.138 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)

LATIN                                                                                                               Percent of
AMERICA      Industries          Face Amount     Fixed-Income Investments                  Cost            Value    Net Assets
Argentina    Communications  US$  10,000,000  Telefonica de Argentina S.A.,
                                                11.875% due 11/01/2004               $    9,800,800   $   11,175,000    1.0%

             Foreign               7,840,000  Republic of Argentina, Floating
             Government                         Rate Brady Bonds, 6.75% due
             Obligations                        3/31/2005++                               6,736,275        6,997,200    0.6
                                  23,000,000  Republic of Argentina, Global
                                                Bonds, 11.375% due 1/30/2017             24,422,498       23,575,000    2.2
                                                                                     --------------   --------------  ------
                                                                                         31,158,773       30,572,200    2.8

                                              Total Fixed-Income Investments
                                              in Argentina                               40,959,573       41,747,200    3.8


Brazil       Broadcasting/         8,000,000  Globo Communicacoes e Participacoes,
             Cable                              Ltd., 10.50% due 12/20/2006               7,997,640        8,090,000    0.7

             Communications        5,000,000  Comtel Brasileira Ltd., 10.75%
                                                due 9/26/2004                             5,000,000        5,275,000    0.5

             Foreign              46,257,637  Republic of Brazil, C Bonds,               36,317,043       34,259,794    3.1
             Government                         Floating Rate Brady Bonds, 7.17%
             Obligations                        due 4/15/2014++

                                              Total Fixed-Income Investments
                                              in Brazil                                  49,314,683       47,624,794    4.3


Colombia     Energy                5,000,000  Oleoducts Central S.A., 9.35% due
                                                9/01/2005                                 5,000,000        5,256,250    0.5

             Utilities            10,000,000  Transgas de Occidente S.A., 9.79%
                                              due 11/01/2010                             10,137,500       10,651,270    0.9

                                              Total Fixed-Income Investments
                                              in Colombia                                15,137,500       15,907,520    1.4


Ecuador      Foreign               9,683,049  Republic of Ecuador, PDI, 5.15%
             Government                         due 2/27/2015                             6,151,563        5,458,819    0.5
             Obligations

                                              Total Fixed-Income Investments
                                              in Ecuador                                  6,151,563        5,458,819    0.5


Mexico       Broadcasting &        7,500,000  Grupo Televisa S.A., 11.375% due
             Publishing                         5/15/2003                                 7,678,125        7,875,000    0.7

             Foreign                          United Mexican States, Floating Rate
             Government                       Brady Bonds++:
             Obligations           3,000,000    6.351% due 12/31/2019                     2,610,000        2,619,390    0.2
                                   2,000,000    Discount, Series A, 6.398% due
                                                12/31/2019                                1,562,500        1,746,260    0.2
                                   4,000,000    Par, Series A, 6.25% due
                                                12/31/2019                                2,700,000        2,802,520    0.3
                                   2,000,000    Par, Series B, 6.25% due
                                                12/31/2019                                1,390,356        1,401,260    0.1
                                  50,000,000  United Mexican States, Government
                                                Bonds, 11.50% due 5/15/2026              55,831,000        1,625,000    4.7
                                  13,691,000  United Mexican States, Value
                                                Recovery Rights (e)                               0               14    0.0
                                                                                     --------------   --------------  ------
                                                                                         64,093,856       60,194,444    5.5

                                              Total Fixed-Income Investments
                                              in Mexico                                  71,771,981       68,069,444    6.2


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
LATIN
AMERICA                                                                                                             Percent of
(concluded)  Industries          Face Amount     Fixed-Income Investments                  Cost            Value    Net Assets
Venezuela    Foreign          US$ 25,000,000  Republic of Venezuela, Brady Par
             Government                         Bonds, 6.75% due 3/31/2020++         $   19,140,625   $   17,468,750    1.6%
             Obligations             125,000  Republic of Venezuela, Brady Par
                                                Bonds, Oil Link Certificates++                    0                0    0.0
                                  21,000,000  Republic of Venezuela, Floating
                                                Rate Brady Bonds, 6.50% due
                                                12/18/2007++                             16,341,875       18,073,230    1.6

                                              Total Fixed-Income Investments
                                              in Venezuela                               35,482,500       35,541,980    3.2

                                              Total Investments in Latin
                                              American Securities                       218,817,800      214,349,757   19.4

NORTH
AMERICA

Canada       Broadcasting/        10,000,000  Videotron Group, Ltd. Co., 10.25%
             Cable                              due 10/15/2002                           10,043,750       10,600,000    1.0

             Paper                10,000,000  Doman Industries Ltd., 8.75% due
                                                3/15/2004                                 9,300,000        9,350,000    0.8

                                              Total Fixed-Income Investments
                                              in Canada                                  19,343,750       19,950,000    1.8


United       Airlines             12,500,000  USAir Inc., 10.375% due 3/01/2013          12,500,000       13,250,000    1.2
States
             Broadcasting/        10,000,000  Lenfest Communications, Inc.,
             Cable                              10.50% due 6/15/2006                      9,922,100       10,200,000    0.9

             Building             10,000,000  Pacific Lumber Co., 10.50% due
             Materials                          3/01/2003                                10,140,625       10,100,000    0.9
                                  11,035,000  USG Corp., 8.75% due 3/01/2017              9,717,469       11,076,381    1.0
                                                                                     --------------   --------------  ------
                                                                                         19,858,094       21,176,381    1.9

             Chemicals            10,340,000  ISP Holdings Inc., 9.75% due
                                                2/15/2002                                10,340,000       10,753,600    1.0

             Conglomerates        10,000,000  Sequa Corp., 9.375% due 12/15/2003          9,915,000        9,900,000    0.9

             Consumer Products    10,000,000  Revlon Consumer Products Corp.,
                                                9.375% due 4/01/2001                      8,854,315       10,375,000    0.9

             Energy               10,000,000  Chesapeake Energy Corporation,
                                                8.50% due 3/15/2012                       9,941,400        9,700,000    0.9
                                  10,000,000  Clark R & M Holdings, Inc.,
                                                10.43%* due 2/15/2000                     7,432,567        7,275,000    0.7
                                   9,100,000  Maxus Energy Corp., 9.875% due
                                                10/15/2002                                9,086,800        9,418,500    0.9
                                  10,000,000  Rowan Companies, Inc., 11.875% due
                                                12/01/2001                               10,402,500       10,637,500    1.0
                                  10,000,000  Seagull Energy Corp., 8.625% due
                                                8/01/2005                                10,000,000       10,000,000    0.9
                                  10,000,000  TransTexas Gas Corp., 11.50% due
                                                6/15/2002                                 9,996,125       10,950,000    1.0
                                                                                     --------------   --------------  ------
                                                                                         56,859,392       57,981,000    5.4

             Entertainment        10,000,000  Viacom, Inc., 8% due 7/07/2006             10,031,250        9,300,000    0.8

             Financial            10,000,000  Penn Financial Corp., 9.25% due
             Services                           12/15/2003                               10,000,000       10,100,000    0.9
                                  10,000,000  Reliance Group Holdings, Inc., 9%
                                                due 11/15/2000                           10,000,000       10,100,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         20,000,000       20,200,000    1.8

             Food & Beverage       5,000,000  Coca-Cola Bottling Co., 9% due
                                                11/15/2003                                5,005,000        4,962,500    0.5
                                  11,500,000  Del Monte Co., 10% due 5/01/2003           11,482,188       11,413,750    1.0
                                                                                     --------------   --------------  ------
                                                                                         16,487,188       16,376,250    1.5

             Gaming               10,000,000  Greate Bay Properties, Inc.,
                                                10.875% due 1/15/2004                     9,996,250        8,200,000    0.7
                                   7,500,000  Harrah's Jazz Co., 14.25% due
                                                11/15/2001                                5,178,125        3,487,500    0.3
                                  10,000,000  Showboat, Inc., 9.25% due 5/01/2008         9,748,750        9,900,000    0.9
                                  10,000,000  Trump Atlantic City Associates,
                                                11.25% due 5/01/2006                      9,943,750        9,025,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         34,866,875       30,612,500    2.7

             Hotels               10,000,000  HMC Acquisition Properties, 9% due
                                                12/15/2007                                9,346,250        9,950,000    0.9

             Packaging            10,000,000  Owens-Illinois, Inc., 11% due
                                                12/01/2003                               11,401,563       11,025,000    1.0

             Paper                10,000,000  Container Corp. of America, 9.75%
                                                due 4/01/2003                            10,200,000       10,400,000    0.9
                                  10,000,000  Fort Howard Corp., 9% due 2/01/2006        10,007,500       10,100,000    0.9
                                  10,000,000  Stone Container Corp., 9.875% due
                                                2/01/2001                                 9,317,650        9,350,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         29,525,150       29,850,000    2.6

             Supermarkets         10,000,000  Pueblo Xtra International Inc.,
                                                9.50% due 8/01/2003                      10,116,875        9,600,000    0.9

             Telecommunications   10,000,000  Century Communications Corp.,
                                                9.50% due 3/01/2005                       9,797,500        9,800,000    0.9
                                  10,000,000  International CableTel, Inc., 10%
                                                due 2/15/2007                             9,880,000        9,500,000    0.9
                                  10,000,000  Millicom International Cellular
                                                S.A., 11.834%* due 6/01/2006              6,578,733        6,500,000    0.6
                                                                                     --------------   --------------  ------
                                                                                         26,256,233       25,800,000    2.4

             Textiles             10,000,000  WestPoint Stevens Inc., 8.75% due
                                                12/15/2001                               10,093,750       10,000,000    0.9

             Transportation       10,000,000  Viking Star Shipping Co., 9.625%
                                                due 7/15/2003                            10,028,438       10,300,000    0.9

             US Government        34,000,000  US Treasury Notes, 5.875% due
             Obligations                        1/31/1999                                34,013,281       33,681,080    3.1


             Utilities             9,848,000  Beaver Valley II Funding, 9% due
                                                6/01/2017                                 7,262,900        9,729,725    0.9
                                   4,000,000  CTC Mansfield Funding Corp.,
                                                11.125% due 9/30/2016                     4,301,250        4,205,080    0.4
                                              Midland Cogeneration Venture
                                              Limited Partnership:
                                   7,287,064    10.33% due 7/23/2002 (b)                  7,141,323        7,797,159    0.7
                                  10,000,000    13.25% due 7/23/2006                     11,183,750       11,790,900    1.1
                                  10,000,000  Tucson Electric & Power Co.,
                                                10.732% due 1/01/2013                     9,607,625        9,849,100    0.9
                                                                                     --------------   --------------  ------
                                                                                         39,496,848       43,371,964    4.0

                                              Total Fixed-Income Investments in
                                              the United States                         389,912,602      393,702,775   35.7


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH AMERICA                                                                                                       Percent of
(concluded)  Industries          Face Amount     Convertible Bonds                          Cost            Value   Net Assets
United       Building &      US$     800,000  Continental Homes Holding Corp.,
States       Construction                       6.875% due 11/01/2002                $      800,000   $      768,000    0.1%
                                   1,740,000  Engle Homes, Inc., 7% due
                                                3/01/2003***                              1,694,760        1,566,000    0.1
                                   1,500,000  Toll Brothers Inc., 4.75% due
                                                1/15/2004                                 1,500,000        1,530,000    0.1
                                   1,000,000  US Home Corp., 4.875% due
                                                11/01/2005                                  991,000          940,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,985,760        4,804,000    0.4

             Computers             5,000,000  Apple Computer, Inc., 6% due
                                                6/01/2001                                 4,945,000        4,225,000    0.4

             Conglomerates                    Polyphase Corp.***:
                                     500,000    12% due 12/01/1997                          500,000          110,000    0.0
                                   2,000,000    12% due 7/01/1999                         2,000,000          400,000    0.0
                                   1,000,000  Thermo Electron Corp., 4.25% due
                                                1/01/2003                                 1,000,000        1,041,250    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,500,000        1,551,250    0.1

             Electronics           1,585,000  Thermo Optik Corp., 5% due
                                                10/15/2000                                1,588,950        1,644,437    0.2

             Environmental         1,063,000  Thermo TerraTech, Inc., 4.625%
                                                due 5/01/2003                             1,114,735          934,111    0.1

             Financial Services    2,250,000  NAL Acceptance Corp., 10% due
                                                9/12/1998                                 2,250,000        2,081,250    0.2

             Healthcare            1,500,000  Integrated Health Services Inc.,
                                                5.75% due 1/01/2001                       1,493,750        1,560,000    0.1

             Industrial              140,000  Recognition Equipment International,
                                                Inc., 7.25% due 4/15/2011                   103,600          138,600    0.0

             Medical               5,000,000  Healthsource, Inc., 5% due 3/01/2003        4,979,155        4,887,500    0.4

             Office Equipment      2,500,000  US Office Products Co., 5.50% due
                                                5/15/2003                                 2,413,750        2,075,000    0.2

             Oil--Domestic         3,757,000  Key Energy Group, Inc., 7.50% due
                                                7/01/2003                                 5,329,067        5,710,640    0.5
                                   2,080,000  Wainoco Oil Corp., 7.75% due
                                                6/01/2014                                 1,880,352        1,830,400    0.2
                                                                                     --------------   --------------  ------
                                                                                          7,209,419        7,541,040    0.7

             Retail                  200,000  Baby Superstores Inc., 4.875% due
                                                10/01/2000                                  200,000          199,000    0.0
                                     500,000  Baker (J.) Inc., 7% due 6/01/2002             499,865          447,500    0.1
                                                                                     --------------   --------------  ------
                                                                                            699,865          646,500    0.1

             Technology            1,250,000  Broadband Technologies, Inc., 5%
                                                due 5/15/2001                             1,246,250          892,187    0.1

             Transportation          300,000  Varlen Corp., 6.50% due 6/01/2003             297,000          307,125    0.0
             Products

                                              Total Investments in United States
                                              Convertible Bonds                          36,827,234       33,288,000    3.0


                                                 Convertible Preferred
                                                 Stocks, Preferred Stocks,
                                 Shares Held     Common Stocks & Warrants

United       Banking & Finance        38,000  RCSB Financial, Inc.                          698,503        1,140,000    0.1
States                                21,700  Union Planters Corp., Conv. Pfd.
                                                $2.00                                       767,637        1,101,275    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,466,140        2,241,275    0.2

             Broadcasting/           137,257  On Command Corporation                      4,061,096        1,475,513    0.1
             Cable                    43,675  On Command Corporation (Warrants)(c)          349,400          185,619    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,410,496        1,661,132    0.1




             Entertainment            11,028  Time Warner, Inc. (Series M),
                                                Pfd. (a)                                 10,988,830       11,799,960    1.1

             Environmental           737,944  Allied Waste Industries, Inc.***            3,520,401        5,995,795    0.5

             Financial                28,125  NAL Acceptance Corp. (Warrants)(c)                  0           24,609    0.0
             Services                 22,000  SunAmerica Inc., Conv. Pfd.                   825,000          869,000    0.1
                                                                                     --------------   --------------  ------
                                                                                            825,000          893,609    0.1
             Forest Products          11,700  James River Corp. of Virginia
             & Paper                            (Series P), Conv. Pfd.                      282,964          315,900    0.0

             Gaming                   75,000  Goldriver Hotel & Casino Corp.,
                                                Liquidating Trust                            75,000           26,719    0.0
                                      30,000  Goldriver Hotel & Casino Corp.
                                                (Series B)(d)                               219,738                0    0.0
                                                                                     --------------   --------------  ------
                                                                                            294,738           26,719    0.0

             Industrial Services     118,500  Albany International Corp.
                                                (Class A)                                 2,271,228        2,444,062    0.2
                                      23,400  Mascotech, Inc., Conv. Pfd. $1.20             357,153          432,900    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,628,381        2,876,962    0.3

             Insurance               163,141  Kemper Corp., Conv. Pfd. $5.25
                                                (Series E)                                8,349,078        8,544,510    0.8
                                       1,500  Westbridge Capital Corp., Conv. Pfd.        1,500,000        1,823,850    0.2
                                                                                     --------------   --------------  ------
                                                                                          9,849,078       10,368,360    1.0

             Mining                  148,400  Coeur d'Alene Mines Corp., Conv.
                                                Pfd.                                      2,772,608        2,634,100    0.2

             Oil & Gas                20,000  Calenergy Capital Trust II, Conv.
                                                Pfd.                                      1,000,000        1,005,000    0.1
                                      20,000  Western Gas Resources, Inc., Conv.
                                                Pfd. $2.62                                1,000,000          752,500    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,000,000        1,757,500    0.2

             Oil--Domestic           139,099  Key Energy Group, Inc. (Warrants) (c)         772,055          973,693    0.1

             Pharmaceuticals          40,000  IVAX Corp.                                    628,776          395,000    0.0

             Transportation           19,000  Sea Containers Ltd., Conv. Pfd. $4.00         875,463          893,000    0.1

             Utilities               361,493  Citizens Utilities Company (Class A)        4,202,319        4,202,354    0.4

                                              Total Investments in United States
                                              Convertible Preferred Stocks,
                                              Preferred Stocks, Common Stocks
                                              & Warrants                                 45,517,249       47,035,359    4.3

                                              Total Investments in North
                                              American Securities                       491,600,835      493,976,134   44.8


PACIFIC
BASIN                            Face Amount     Fixed-Income Investments

Indonesia    Paper            US$  5,000,000  P.T. Indah Kiat International Finance,
                                                12.50% due 6/15/2006                      5,025,000        5,550,000    0.5

                                              Total Fixed-Income Investments in
                                              Indonesia                                   5,025,000        5,550,000    0.5


Philippines  Telecommunications    5,000,000  Philippine Long Distance Telephone
                                                Co., 8.35% due 3/06/2017                  4,981,200        4,625,000    0.4

                                              Total Fixed-Income Investments in
                                              the Philippines                             4,981,200        4,625,000    0.4

                                              Total Investments in Pacific Basin
                                              Securities                                 10,006,200       10,175,000    0.9


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)

WESTERN                                                                                                             Percent of
EUROPE       Industries          Face Amount     Fixed-Income Investments                 Cost            Value     Net Assets
United       Communications  US$  20,000,000  TeleWest Communications PLC,
Kingdom                                         11.41%* due 10/01/2007               $   13,744,803   $   13,000,000    1.2%

                                              Total Fixed-Income Investments
                                              in the United Kingdom                      13,744,803       13,000,000    1.2

                                                    Convertible Bonds

Finland      Forest          Fim   2,320,000  Kymmene Corp., 8.25% due 11/18/2043           549,503          545,318    0.0
             Products
             & Paper

                                              Total Investments in Finnish
                                              Convertible Bonds                             549,503          545,318    0.0


Ireland      Dental         US$      500,000  Phoenix Shannon PLC, 9.50% due
             Equipment                          11/01/2000                                  500,000          150,000    0.0
             & Supplies

                                              Total Investments in Irish
                                              Convertible Bonds                             500,000          150,000    0.0

                                              Total Investments in Western
                                              European Securities                        14,794,306       13,695,318    1.2


SHORT-TERM
SECURITIES                                             Issue

             Commercial      US$  20,000,000  Dean Witter, Discover & Co., 5.30%
             Paper**                            due 4/08/1997                            19,979,389       19,979,389    1.8
                                   7,640,000  Deer Park Refining L.P., 5.36% due
                                                4/21/1997                                 7,617,250        7,617,250    0.7
                                  13,000,000  GTE Corporation, 5.34% due 4/08/1997       12,986,502       12,986,502    1.2
                                  42,141,000  General Motors Acceptance Corp.,
                                                6.75% due 4/01/1997                      42,141,000       42,141,000    3.8
                                  31,000,000  National Fleet Funding Corp., 5.34%
                                                due 5/02/1997                            30,857,452       30,857,452    2.8
                                  23,350,000  Preferred Receivable Funding Corp.,
                                                5.37% due 4/15/1997                      23,301,237       23,301,237    2.1
                                                                                     --------------   --------------  ------
                                                                                        136,882,830      136,882,830   12.4
             US Government       30,000,000  Federal National Mortgage
             & Agency                           Association, 5.23% due 4/07/1997         29,973,850       29,973,850    2.7
             Obligations**                   US Treasury Bills:
                                 185,000,000    4.87% due 4/03/1997                     184,949,947      184,950,050   16.8
                                   1,250,000    5.17% due 8/21/1997                       1,224,509        1,223,725    0.1
                                                                                     --------------   --------------  ------
                                                                                        216,148,306      216,147,625   19.6

                                              Total Investments in Short-Term
                                              Securities                                353,031,136      353,030,455   32.0

                                              Total Investments                       1,088,250,277    1,085,226,664   98.3

OPTIONS                        Nominal Value                                              Premiums
WRITTEN                      Covered by Options                                           Received

             Currency Call        13,320,000  British Pound, expiring April 1997
             Options Written                  at Pound Sterling 1.665                       (27,199)            (133)   0.0

                                              Total Options Written                         (27,199)            (133)   0.0

             Total Investments, Net of Options Written                               $1,088,223,078    1,085,226,531   98.3
                                                                                     ==============
             Short Sales (Proceeds--$5,616,162)***                                                        (5,415,634)  (0.5)

             Unrealized Appreciation on Forward Foreign Exchange Contracts****                                78,987    0.0

             Other Assets Less Liabilities                                                                24,282,752    2.2
                                                                                                      --------------  ------
             Net Assets                                                                               $1,104,172,636  100.0%
                                                                                                      ==============  ======

             Net Asset Value:    Class A--Based on net assets of $193,090,329 and
                                          22,309,623 shares outstanding                               $         8.66
                                                                                                      ==============
                                 Class B--Based on net assets of $885,377,909 and
                                          102,359,359 shares outstanding                              $         8.65
                                                                                                      ==============
                                 Class C--Based on net assets of $10,930,645 and
                                          1,264,772 shares outstanding                                $         8.64
                                                                                                      ==============
                                 Class D--Based on net assets of $14,773,753 and
                                          1,707,037 shares outstanding                                $         8.65
                                                                                                      ==============

          (a)Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
          (b)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
          (c)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (d)Each share of Series B stock contains a right which entitles the holder to purchase a predetermined number of shares of Preferred Stock.
          (e)The rights may be exercised until 2/06/2001.
           ++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          ***Covered Short Sales entered into as of March 31, 1997 were as follows:

             Shares                     Issue                      Value

              581,270         Allied Waste Industries, Inc.     $(4,795,478)
               67,000         Engle Homes, Inc.                    (603,000)
                4,500         Polyphase Corp.                       (17,156)

             Total (Proceeds--$5,616,162)                       $(5,415,634)
                                                                ===========

         ****Forward foreign exchange contracts as of March 31, 1997 were as follows:

             Foreign Currency         Expiration                  Unrealized
             Purchased                   Date                    Appreciation

             DM   38,372,740          April 1997                $    78,987

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$23,000,000)                      $    78,987
                                                                ===========



